Exhibit 99.1

FOR IMMEDIATE RELEASE

Celsius Holdings, Inc. Reports Record Third Quarter 2021 Financial Results

Revenue of $94.9 million, up 157% from $36.8 million in Q3 2020

Domestic revenue increased 214% to $84.5 million, up from $26.9 million in Q3 2020

International revenue increased 5% to $10.4 million, from $9.9 million in Q3 2020

BOCA RATON, FL, November 11, 2021/PRNewswire/ -- Celsius Holdings, Inc., (Nasdaq: CELH), maker of the leading global fitness drink, CELSIUS®, today reported preliminary financial results for the third quarter ended September 30, 2021. Management will host a conference call today at 10:00 a.m. Eastern Time to discuss the results with the investment community.

A PDF containing our third quarter 2021 results and full financial tables is available at: https://www.celsiusholdingsinc.com/Q3_2021

To participate in the conference call, please call one of the following telephone numbers at least 10 minutes before the start of the call:

US: 877-709-8150

International: 201-689-8354

An audio replay of the call will be available on the Company’s website at: https://www.celsiusholdingsinc.com/press-releases/

About Celsius Holdings, Inc.

Celsius Holdings, Inc. (Nasdaq: CELH), is a global company with a proprietary, clinically proven formula for its master brand CELSIUS® and all its sub-brands. A lifestyle fitness and supplement drink and a pioneer in the rapidly growing performance energy sector, CELSIUS® has five drink lines that each offer proprietary, functional, healthy-energy formulas clinically-proven to offer significant health benefits to its users. The five lines include, CELSIUS® Originals, CELSIUS HEAT™, CELSIUS® BCAA +Energy, CELSIUS® On-the-Go, and CELSIUS® Sweetened with Stevia. CELSIUS® has zero sugar, no preservatives, no aspartame, no high fructose corn syrup, and is non-GMO, with no artificial flavors or colors. The CELSIUS® line of products is Certified Kosher and Vegan. CELSIUS® is also soy and gluten-free and contains very little sodium. CELSIUS® is backed by six university studies that were published in peer-reviewed journals validating the unique benefits CELSIUS® provides. CELSIUS® is sold nationally at Target, CVS, Walmart, GNC, Vitamin Shoppe, 7-Eleven, Dick’s Sporting Goods, The Fresh Market, Sprouts and other key regional retailers such as HEB, Publix, Winn-Dixie, Harris Teeter, Shaw’s and Food Lion. It is also available on Amazon, at fitness clubs and in select micro-markets across the country. For more information, please visit: http://www.celsiusholdingsinc.com

Forward-Looking Statements

This press release may contain statements that are not historical facts and are considered forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements contain projections of Celsius Holdings’ future results of operations and/or financial position, or state other forward-looking information. In some cases, you can identify these statements by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “would,” or similar words. You should not rely on forward-looking statements since Celsius Holdings’ actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business;  the Company’s ability to satisfy in a timely manner, all Securities and Exchange Commission (SEC) required filings and the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations adopted under that Section; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this press release.

Investor Relations:
Cameron Donahue
(651) 707-3532
cdonahue@celsius.com

CELSIUS HOLDINGS

Nasdaq: CELH

Celsius Holdings Announces Record Third Quarter 2021 Financial Results

*Revenue of $94.9 million, up **157%** from $36.8 million in the year ago quarter*

*N. America revenue increased **214%** to **$84.5** million, up from $26.9 million in the year ago quarter*

*International revenue increased **5%** to **$10.4** million, from $9.9 million in the year ago quarter*

Flash Financials $(000)'s*	3Q 2021	3Q 2020	% Change	9M FY 2021	9M FY 2020	% Change
Revenue	$94.9	$36.8	157%	$210.0	$95.1	121%
N. America	$84.5	$26.9	214%	$177.1	$67.1	164%
International	$10.4	$9.9	5%	$32.9	$28.0	18%
Gross Margin % (Ex OB Freight)	39.7% (48.6%)	47.6% (53.7%)	-790 BPS (-510 BPS)	41.2% (49.8%)	45.8% (52.6%)	-460 BPS (-280 BPS)
EBITDA**	$10.1	$6.7	51%	$22.8	$12.0	90%
Income	$2.7	$4.8	-44%	$7.3	$6.9	6%

*Unaudited Financial Presentation

**Non-GAAP Adjusted EBITDA

3rd Quarter 2021 Highlights

- Revenue of $94.9 million, up 157% from $36.8 million in the year ago quarter
    - Domestic revenue increased 214% to $84.5 million, up from $26.9 million in the year ago quarter. The increase was driven by accelerating triple-digit growth in traditional channels, optimization and SKU expansion in existing accounts, expansion of Direct Store Delivery ("DSD") network and new store additions lead by C-store expansion
    - Triple digit growth in both fitness and vending channels which contributed approximately $5.2 million of incremental revenue when compared to the prior year quarter
    - Direct Store Delivery (DSD) network delivered growth of 429% in our distributor revenues when compared to the prior year quarter
- International revenue increased 5% to $10.4 million, from $9.9 million in the year ago quarter
    - Nordic revenues were flat totaling $9.5 million in the third quarter and the year ago period, as a result of timing of shipments associated with a global packaging rollout
    - Revenues from other International markets totaled $883,000, up 110% from $420,000 which included royalty revenues from China
- Gross profit of $37.7 million, up 115% from $17.5 million in the year ago quarter

Growth Trends in Revenue By Quarter (Unaudited)

$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$3.1
$1.7
$3.7
$7.1
$8.8
$9.2
$10.0
$7.3
$11.0
$11.5
$10.4
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2 '21
Q3 '21
US Sales
Int. Sales

- Gross Profit margins were 39.7% (48.6% excluding OB freight) of revenues for the three months ended September 30, 2021 from 47.6% (53.7% excluding OB freight) for the prior year quarter
    - Importing aluminum cans and increased input costs including shipping, freight, and packaging materials resulted in the increased cost of sales which are likely to be transitory
- Net Income of $2.7 million, down 44% from $4.8 million in the year ago quarter
- *Non-GAAP Adjusted EBITDA increased 51% to approximately $10.1 million, compared to $6.7 million in the year ago quarter

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Nine months ended September 30th, 2021 Highlights

- Revenue of $210.0 million, up 121% from $95.1 million for the nine months ended September 30, 2020
    - Domestic revenue increased 164% to $177 million, up from $67.1 million in the year ago period
    - Continued expansion of Direct Store Delivery (DSD) network delivered growth of 337% in our distributor revenues compared to the prior year period
    - Fitness and vending channels reflected triple digit growth which contributed approximately $11.4 million of incremental revenue when compared to the prior year
- International revenue increased 18% to $32.9 million, from $28.0 million in the 2020 period
    - Nordic revenues increased by 15% to $30.7 from $26.8 in the prior year period
    - Revenues from other International markets totaled 2.2 million, an increase of 89% from $1.2 million 94,000 for the prior year period
- Gross profit of $86.5 million, up 99% from $43.5 million for the nine months ended September 30, 2020
- Gross profit margins were 41.2% (49.8% excluding outbound freight), for the nine months ended September 30, 2021 from 45.8% (52.6% excluding outbound freight), for the prior year period
- Net Income of $7.3 million compared to a net income of $6.9 million in the 2020 period
- *Non-GAAP Adjusted EBITDA totaled approximately $22.8 million compared to $12.0 million in 2020, an increase of 90%

CELSIUS

* *The Company reports financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), but management believes that disclosure of adjusted EBITDA, a non-GAAP financial measure, may provide users with additional insights into operating performance*

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Distribution Highlights

CELSIUS

CELSIUS BRAND
PERFORMANCE VS. CATEGORY

CELSIUS

OUTPACING GROWTH 12X

Trend forward functional energy brand has gained momentum as CELSIUS® is growing faster than the category at a reported +214% y/y over the past 12 weeks compared to 17.4% for the industry.

(Last 12 Weeks Ending 10/03/21, IRI MULO+C)

CELH Total Company Volume, Pricing & $ Sales Growth*

Volume
Pricing
Sales Growth
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
2018
2019
2020
2021

CELH $ Share in the Energy Drink Category*

Change in Dollar Share (bps)
Dollar Share (%)
Dollar Share (%)
Change in Dollar Share (bps)
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
140
120
100
80
60
40
20
0
2018
2019
2020
2021

*Source: NielsenIQ 4W 10.23.21, Goldman Sachs Global Investment Research

⇒ The most recent reported Nielsen scan data as of 10.23.21, showing Celsius sales up +205% y/y for 2-wks, +213% for 4-wks and+204% for 12-wks with a 2.0% share of the energy category over the last 4-wks. On a 2-year stacked basis, CELH sales were up +273% y/y for 2-wks and +270% for 12 -wks. This compares to the energy category which grew 14% y/y for 2-wks and 12% for 12-wks over the same time period

  ⇒ On Amazon CELSIUS® is the SECOND largest energy drink with a 18.37% share of the Energy Drink Category, 2.88% share ahead of RED BULL® at a 15.49% share and just 7.57% share behind MONSTER® at a 25.94% (Last 4 Weeks Ending 10/30/21, Stackline, Energy Drink Category: Total US)

⇒ US store count now exceeds 118k locations nationally, growing over 38k doors or 48% from the beginning of 2021, with additional expansion planned throughout 2021 and into 2022 as retailer resets take place

  ⇒ Grew convenient store locations by 72%, or over 20,000 locations YTD and 23% from Q2 2021

  ⇒ Secured additional distribution agreements with key partners bringing Celsius direct store delivery (DSD) national network coverage to over 92% of all US counties, up from 85% in the second quarter of 2021. These new partnerships further expands availability to new regions as Celsius finalizes the build out its national distribution network which now includes over 224 regional direct store delivery (DSD) partners

  ⇒ Direct Store Delivery (DSD) network delivered growth of 429% in the third quarter of 2021 when compared to the prior year quarter

  ⇒ 64% of MULO+C retail stores are now serviced by Direct Store Delivery (DSD). Key retail accounts over 75% transitioned to DSD include: Target, Walmart, RaceTrac, Kroger, Circle K, Speedway & Murphy USA., with CVS and 7-11 also in process and more being transitioned in second half of 2021 and into 2022

  ⇒ Club channel stores now total over 550 locations and generated $21.3 million of incremental revenue when compared to the prior year

⇒ The Company placed an additional 400 coolers in the third quarter and over 900 through the first nine months of 2021. Comprehensive tracking tools have been implemented to leverage growth acceleration metrics with retail partners. Additional cooler expansion through the remainder of 2021 with an accelerated rollout planned for 2022.

⇒ Inventory Optimization & Procurement

  ⇒ Expanded warehouse distribution locations to a regional, six orbit model during the quarter. One-time incremental freight costs associated with inventory distribution across warehouses to drive future efficiencies and cost reductions while improving lead-times

  ⇒ Added two new US can suppliers and increased our co-packer network to 13 active production sites

4

Nordic Update and EU Expansion

CELSIUS
COLA
CELSIUS
CITRON LIME
CELSIUS
HALLON ACAI
CELSIUS
FROZEN BERRY
CELSIUS
PEACH VIBE
CELSIUS
CELSIUS
FRESH APPLE
CELSIUS
BLOOD ORANGE
CELSIUS
CRISPY PEAR

Sweden:

⇒ New global design launch in September with launch of new flavor, "Fresh Apple"

⇒ Pull back of inventory fill ahead of new global design launch

⇒ Expanding in-store displays for Q4 to support new can design

New!

Finland:

⇒ Mint Chocolate bar with holiday wrapper and in-store displays to secure space during holiday display period

⇒ New protein RTD launch in Q4 with large initial sell-in

⇒ US Amazon daily Fast bar sales increased over 50% sequentially compared to Q2 2021

Amazon EU Launch:

⇒ Germany launched with three initial Celsius SKU's

⇒ United Kingdom launched with three initial Celsius SKU's and six Fast Bar SKU's

⇒ Additional EU launches planed in Q4 2021 & Q1 2022

CELSIUS
BLUEBERRY FROST

FRESH APPLE
CELSIUS
CELSIUS

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6

Financial Tables

Celsius Holdings, Inc. and Subsidiaries
Consolidated Balance Sheets
(Unaudited)

	September 30, 2021	December 31, 2020
ASSETS		
Current assets:		
Cash	$ 61,377,202	$ 43,248,021
Accounts receivable-net	43,500,578	14,986,213
Note receivable-current	2,543,225	1,885,887
Inventories-net	122,311,445	18,403,622
Prepaid expenses and other current assets	22,829,510	14,626,922
Total current assets	252,561,960	93,150,665
Note receivable	6,993,869	9,429,437
Property and equipment-net	2,454,914	579,377
Right-of-use asset-operating leases	888,911	836,038
Right-of-use asset-finance leases	106,675	162,119
Long-term security deposits	308,449	122,733
Intangibles	16,811,762	16,590,083
Goodwill	14,851,635	10,419,321
Total Assets	**$ 294,978,175**	**$ 131,289,773**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities:		
Accounts payable and accrued expenses	$ 91,931,593	$ 25,412,753
Lease liability-operating leases	376,602	321,283
Lease liability-finance leases	155,508	205,824
Other current liabilities	957,627	425,232
Total current liabilities	93,421,330	26,365,092
Long-term liabilities:		
Lease liability-operating leases	550,547	514,948
Lease liability-finance leases	88,649	82,290
Deferred tax liability	3,497,240	-
Other long-term liabilities	22,198	-
Total Liabilities	**97,579,964**	**26,962,330**
Commitments and contingencies		
Stockholders' Equity:		
Common stock, $0.001 par value; 100,000,000 shares authorized, 74,745,924 and 72,262,829 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively	74,746	72,263
Additional paid-in capital	244,293,710	159,884,154
Accumulated other comprehensive income/(loss)	1,165,027	(202,142)
Accumulated deficit	(48,135,273)	(55,426,832)
Total Stockholders' Equity	197,398,211	104,327,443
Total Liabilities and Stockholders' Equity	**$ 294,978,175**	**$ 131,289,773**

7

Celsius Holdings, Inc. and Subsidiaries
Consolidated Statements of Operations and Comprehensive Income
(Unaudited)

	For the three months ended September 30,		For the nine months ended September 30,	
	2021	**2020**	**2021**	**2020**
Revenue	$ 94,909,100	$ 36,839,149	$ 210,017,302	$ 95,061,265
Cost of revenue	57,215,728	19,305,416	123,495,466	51,512,534
Gross profit	37,693,372	17,533,733	86,521,836	43,548,731
Selling and marketing expenses	22,621,062	8,267,996	50,111,103	23,640,914
General and administrative expenses	11,140,030	4,752,428	28,066,228	13,178,593
Total operating expenses	33,761,092	13,020,424	78,177,331	36,819,507
Income from operations	**3,932,280**	**4,513,309**	**8,344,505**	**6,729,224**
Other income (expense):				
Interest income on note receivable	76,473	78,690	239,586	268,709
Interest expense on bonds	-	(144,021)	-	(391,458)
Interest on other obligations	(4,524)	(3,419)	(7,496)	(13,400)
Amortization of discount on bonds payable	-	(178,649)	-	(506,100)
Other miscellaneous expense	(97,038)	(62,817)	-	(27,614)
Gain on lease cancellations	-	-	-	152,112
Foreign exchange gain/(loss)	(327,581)	550,510	(451,217)	646,515
Total other income/(expense)	(352,670)	240,294	(219,127)	128,764
Net income before income taxes	**3,579,610**	**4,753,603**	**8,125,378**	**6,857,988**
Income tax expense	**833,819**	**-**	**833,819**	**-**
Net income	**2,745,791**	**4,753,603**	**7,291,559**	**6,857,988**
Other comprehensive income:				
Foreign currency translation gain/(loss)	1,282,683	110,027	1,367,169	(113,144)
Comprehensive Income	**4,028,474**	**4,863,630**	**8,658,728**	**6,744,844**
Income per share:				
Basic	$ 0.04	$ 0.07	$ 0.10	$ 0.10
Diluted	$ 0.03	$ 0.06	$ 0.09	$ 0.09
Weighted average shares outstanding:				
Basic	74,609,195	70,473,351	73,758,731	70,184,071
Diluted	**78,473,866**	**74,848,239**	**77,782,459**	**73,524,209**

8

Celsius Holdings, Inc. and Subsidiaries
Reconciliation of Non-GAAP Financial Measure*
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,	
	2021	**2020**	**2021**	**2020**
Net income	**$ 2,745,791**	**$ 4,753,603**	**$ 7,291,559**	**$ 6,857,988**
Add back/(Deduct):				
Income tax expense	833,819	-	833,819	-
Depreciation and amortization expense	437,161	405,468	1,070,565	1,306,864
Net interest expense/(income)	(71,949)	68,750	(232,090)	136,149
Stock-based compensation	5,803,321	2,143,700	13,400,581	4,718,699
Other non-operational income-net	-	(80,100)	-	(386,520)
Foreign exchange (gains)/losses	327,581	(550,510)	451,217	(646,515)
Non-GAAP Adjusted EBITDA	**$ 10,075,724**	**$ 6,740,911**	**$ 22,815,651**	**$ 11,986,665**

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